UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2018

I-AM CAPITAL ACQUISITION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38188	82-1231127
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, 11th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (212) 878-3684

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

COMMENCING AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, I-AM CAPITAL ACQUISITION COMPANY (“I-AM CAPITAL”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING I-AM CAPITAL’S SECURITIES, IN CONNECTION WITH THE PREVIOUSLY DISCLOSED PROPOSED BUSINESS COMBINATION TRANSACTION WITH SMAAASH ENTERTAINMENT PRIVATE LIMITED (“SMAAASH”).

STOCKHOLDERS OF I-AM CAPITAL AND OTHER INTERESTED PERSONS ARE ADVISED TO READ I-AM CAPITAL’S DEFINITIVE PROXY STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) ON SEPTEMBER 19, 2018 AND THE PROSPECTUS FILED WITH THE SEC ON SEPTEMBER 19, 2018, IN CONNECTION WITH I-AM CAPITAL’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING OF STOCKHOLDERS TO BE HELD TO APPROVE THE PROPOSED BUSINESS COMBINATION TRANSACTION, AMONG OTHER MATTERS, BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ I-AM CAPITAL’S REGISTRATION STATEMENT AS FILED WITH THE SEC ON AUGUST 15, 2017 (FILE NO. 333-219251), FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF I-AM CAPITAL’S OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS AS SECURITY HOLDERS IN THE SUCCESSFUL CONSUMMATION OF THE TRANSACTIONS DESCRIBED HEREIN. I-AM CAPITAL’S DEFINITIVE PROXY STATEMENT WILL BE DELIVERED TO SECURITY HOLDERS OF I-AM CAPITAL AS OF SEPTEMBER 10, 2018 FOR VOTING ON THE BUSINESS COMBINATION AND THE OTHER TRANSACTIONS DESCRIBED THEREIN. SECURITY HOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF SUCH DOCUMENTS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: I-AM CAPITAL ACQUISITION COMPANY, 1345 AVENUE OF THE AMERICAS, 11TH FLOOR, NEW YORK, NEW YORK, 10105. THESE DOCUMENTS, AS WELL AS I-AM CAPITAL’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MAY 31, 2018 CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SEC’S INTERNET SITE (HTTP://WWW.SEC.GOV).

PARTICIPANTS IN THE SOLICITATION

I-AM CAPITAL AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND OTHER PERSONS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATIONS OF PROXIES FROM I-AM CAPITAL’S STOCKHOLDERS IN RESPECT OF THE PROPOSED BUSINESS COMBINATION TRANSACTION. INFORMATION REGARDING I-AM CAPITAL’S DIRECTORS AND EXECUTIVE OFFICERS AND OTHER PARTICIPANTS IN THE PROXY SOLICITATION AND A DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS IS CONTAINED IN THE DEFINITIVE PROXY STATEMENT RELATING TO THE TRANSACTIONS WITH SMAAASH, WHICH CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES INDICATED ABOVE.

ADDITIONAL INFORMATION AND CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

THIS REPORT AND THE EXHIBIT HERETO ARE NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED TRANSACTION AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES PURSUANT TO THE PROPOSED BUSINESS COMBINATION AND OTHER TRANSACTIONS DESCRIBED HEREIN OR OTHERWISE, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTION IN WHICH THE OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

THIS REPORT AND THE EXHIBIT HERETO INCLUDE CERTAIN STATEMENTS THAT MAY CONSTITUTE “FORWARD-LOOKING STATEMENTS” REGARDING I-AM CAPITAL AND SMAAASH FOR PURPOSES OF THE FEDERAL SECURITIES LAWS THAT REFLECT THEIR CURRENT VIEWS AND INFORMATION CURRENTLY AVAILABLE. THIS INFORMATION IS, WHERE APPLICABLE, BASED ON ESTIMATES, ASSUMPTIONS AND ANALYSIS THAT MANAGEMENT BELIEVES, AS OF THE DATE HEREOF, PROVIDE A REASONABLE BASIS FOR THE INFORMATION CONTAINED HEREIN. FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, STATEMENTS THAT REFER TO PROJECTIONS, FORECASTS OR OTHER CHARACTERIZATIONS OF FUTURE EVENTS OR CIRCUMSTANCES, INCLUDING ANY UNDERLYING ASSUMPTIONS. THE WORDS “ANTICIPATE,” “BELIEVE,” “CONTINUE,” “COULD,” “ESTIMATE,” “EXPECT,” “INTENDS,” “MAY,” “MIGHT,” “PLAN,” “POSSIBLE,” “POTENTIAL,” “PREDICT,” “PROJECT,” “SHOULD,” “WOULD” AND SIMILAR EXPRESSIONS MAY IDENTIFY FORWARD-LOOKING STATEMENTS, BUT THE ABSENCE OF THESE WORDS DOES NOT MEAN THAT A STATEMENT IS NOT FORWARD-LOOKING. FORWARD-LOOKING STATEMENTS MAY INCLUDE, FOR EXAMPLE, STATEMENTS ABOUT: THE PARTIES’ ABILITY TO EFFECT THE BUSINESS COMBINATION; THE BENEFITS OF THE BUSINESS COMBINATION; THE FUTURE FINANCIAL PERFORMANCE OF I-AM CAPITAL AND SMAAASH FOLLOWING THE BUSINESS COMBINATION; AND CHANGES IN STRATEGY, FUTURE OPERATIONS, FINANCIAL POSITION, ESTIMATED REVENUES, AND LOSSES, PROJECTED COSTS, PROSPECTS, PLANS AND OBJECTIVES OF MANAGEMENT.

THESE FORWARD-LOOKING STATEMENTS ARE BASED ON INFORMATION AVAILABLE AS OF THE DATE HEREOF, AND CURRENT EXPECTATIONS, FORECASTS AND ASSUMPTIONS, AND INVOLVE A NUMBER OF JUDGMENTS, RISKS AND UNCERTAINTIES. ACCORDINGLY, FORWARD-LOOKING STATEMENTS SHOULD NOT BE RELIED UPON AS REPRESENTING I-AM CAPITAL’S VIEWS AS OF ANY SUBSEQUENT DATE, AND I-AM CAPITAL DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE THEY WERE MADE, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS MAY BE REQUIRED UNDER APPLICABLE SECURITIES LAWS. YOU SHOULD NOT PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS. AS A RESULT OF A NUMBER OF KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, I-AM CAPITAL’S AND SMAAASH’S ACTUAL RESULTS OR PERFORMANCE MAY BE MATERIALLY DIFFERENT FROM THOSE EXPRESSED OR IMPLIED BY THESE FORWARD-LOOKING STATEMENTS. SOME FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER INCLUDE: (I) THE OCCURRENCE OF ANY EVENT, CHANGE OR OTHER CIRCUMSTANCES THAT COULD DELAY THE BUSINESS COMBINATION OR GIVE RISE TO THE TERMINATION OF THE DEFINITIVE AGREEMENTS RELATING TO THE BUSINESS COMBINATION; (II) THE OUTCOME OF ANY LEGAL PROCEEDINGS THAT MAY BE INSTITUTED AGAINST THE PARTIES FOLLOWING ANNOUNCEMENT OF THE BUSINESS COMBINATION; (III) THE INABILITY TO COMPLETE THE BUSINESS COMBINATION DUE TO THE FAILURE TO OBTAIN APPROVAL OF THE STOCKHOLDERS OF I-AM CAPITAL, OR OTHER CONDITIONS TO CLOSING IN THE DEFINITIVE AGREEMENTS RELATING TO THE BUSINESS COMBINATION; (IV) THE RISK THAT THE PROPOSED BUSINESS COMBINATION DISRUPTS CURRENT PLANS AND OPERATIONS OF I-AM CAPITAL, OR  SMAAASH AS A RESULT OF THE ANNOUNCEMENT AND CONSUMMATION OF THE BUSINESS COMBINATION; (V) I-AM CAPITAL’S AND SMAAASH’S ABILITY TO REALIZE THE ANTICIPATED BENEFITS OF THE BUSINESS COMBINATION, WHICH MAY BE AFFECTED BY, AMONG OTHER THINGS, COMPETITION AND THE ABILITY OF I-AM CAPITAL TO GROW AND MANAGE GROWTH PROFITABLY FOLLOWING THE BUSINESS COMBINATION; (VI) COSTS RELATED TO THE BUSINESS COMBINATION; (VII) CHANGES IN APPLICABLE LAWS OR REGULATIONS; AND (VIII) THE POSSIBILITY THAT I-AM CAPITAL, OR SMAAASH MAY BE ADVERSELY AFFECTED BY OTHER ECONOMIC, BUSINESS, AND/OR COMPETITIVE FACTORS.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS ARE CONTAINED IN I-AM CAPITAL’S PRIOR AND FUTURE FILINGS WITH THE SEC. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING I-AM CAPITAL AND SMAAASH, THE TRANSACTIONS DESCRIBED HEREIN OR OTHER MATTERS AND ATTRIBUTABLE TO I-AM CAPITAL, SMAAASH, AND THEIR RESPECTIVE STOCKHOLDERS OR ANY PERSON ACTING ON THEIR BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE.

Item 7.01	Regulation FD Disclosure.

Commencing shortly after the filing of this Current Report on Form 8-K, I-AM Capital Acquisition Company (“I-AM Capital”) intends to hold presentations for certain of its stockholders, as well as other persons who might be interested in purchasing I-AM Capital’s securities, in connection with the previously announced business combination transaction with Smaaash Entertainment Private Limited.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the investor presentation that will be used by I-AM Capital in making such presentations. The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Exhibit

99.1	Investor Presentation – September 21, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2018

I-AM CAPITAL ACQUISITION COMPANY

By:	/s/ F. Jacob Cherian
Name: F. Jacob Cherian
Title: Chief Executive Officer